Exhibit 10.13

AMENDMENT TO PROMISSORY NOTE

THIS AMENDMENT TO PROMISSORY NOTE (the “Amendment”), dated as of December 17, 2021, is entered into by Makara Strategic Acquisition Corp., a Delaware corporation and blank check company (the “Maker”) and Makara Strategic Sponsor, Inc., a corporation formed under the laws of the United States Virgin Islands, or its registered assigns or successors in interest (the “Payee”).

WHEREAS, on June 30, 2021, the Maker made a Promissory Note in favor of the Payee in the principal Amount up to $2,000,000 (the “Promissory Note”); and

WHEREAS, the maturity date of the Promissory Note is currently the earlier of: (i) December 31, 2021, or (ii) the date on which Maker consummates an initial public offering of its securities and the Maker and the Payee desire to extend the maturity date of the Promissory Note as set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by each party hereto as follows:

Amendment to the Promissory Note. It is hereby agreed and understood that the Promissory Note shall be amended as follows:

1.	Principal. The paragraph of the Promissory Note entitled “PRINCIPAL” is hereby amended and restated in its entirety to read as follows:

1.       Principal. The principal balance of this Note shall be payable by the Maker on the earlier of: (i) February 28, 2022, or (ii) the date on which Maker consummates an initial public offering of its securities. The principal balance may be prepaid at any time. Under no circumstances shall any individual, including but not limited to any officer, director, employee or shareholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

2.	Miscellaneous.

(a) Except as expressly amended and modified by this Amendment, the Promissory Note is and shall continue to be in full force and effect in accordance with the terms thereof.

(b) This Amendment may be executed by the parties hereto in counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

(c) This Amendment shall be construed in accordance and governed by the internal laws of the state of Delaware.

(d) The headings contained in this Amendment are for ease of reference only and shall not be considered in construing this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Promissory Note to duly executed as of the day and year first written above.

MAKARA STRATEGIC ACQUISITION CORP.		MAKARA STRATEGIC SPONSOR, INC.

By:	/s/ Alexander C. Booth	By:	/s/ Ali Ijaz Ahmad
	Name: Alexander C. Booth		Name: Ali Ijaz Ahmad
	Title: Chief Financial Officer		Title: President